As filed with the Securities and Exchange Commission on May 14, 2007

Registration No. 333-141216

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO.
☒	POST-EFFECTIVE AMENDMENT NO. 1

CNI CHARTER FUNDS

(Exact Name of Registrant as Specified in Charter)

400 North Roxbury Drive, Beverly Hills, CA 90210

(Address of Principal Executive Offices)

(800) 708-8881

(Registrant’s Telephone Number)

William J. Souza, Esq.

400 North Roxbury Drive

Beverly Hills, California 90210

(Name and Address of Agent for Service)

with copies to:

Michael Glazer

Paul, Hastings, Janofsky & Walker, LLP

515 South Flower Street

Los Angeles, California 90071

No filing fee is due because the Registrant will be deemed to have registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, upon the effective date of the Registrant’s registration statement on Form N-1A.

Part A and Part B of the Registration Statement on Form N-14 (No. 333-141216) (the “Registration Statement”) of CNI Charter Funds filed on March 12, 2007, is incorporated by reference into this Post-Effective Amendment No. 1 to the Registration Statement.

PART C

OTHER INFORMATION

Item 15	Indemnification

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 16	Exhibits
(1)	Agreement and Declaration of Trust.

(1) Form of Agreement and Declaration of Trust. (A)

(2) Form of Amendment to the Agreement and Declaration of Trust.(B)

(3) Certificate of Amendment to the Certificate of Trust.(B)

(2)	By-Laws:

(1) By-Laws dated October 25, 1996.(A)

(2) Amendment to the By-Laws of the Trust.(B)

(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization. (J)
(5)	See the Declaration of Trust referenced in Item (16)(1) herein and the By-Laws referenced in Item (16)(2) herein.
(6)	Investment Management Agreements:

(1) Form of Investment Management Agreement with City National Asset Management, Inc.(B)

(2) Schedule to Investment Management Agreement with City National Asset Management, Inc.(C)

(3) Form of Investment Management Agreement with CCM Advisors, LLC.(I)

(4) Form of Expense Limitation Agreement with CCM Advisors, LLC.(I)

(5) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Credit Suisse Asset Management, LLC with respect to High Yield Bond Fund.(I)

(6) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Reed, Conner & Birdwell, LLC with respect to RCB Small Cap Value Fund.(I)

(7) Form of Investment Manager Agreement between CCM Advisors, LLC and AMBS Investment Counsel, LLC with respect to AHA Diversified Equity Fund . (J)

(8) Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Diversified Equity Fund . (J)

(9) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Balanced Fund.(I)

(10) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Diversified Equity Fund.(I)

(11) Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Socially Responsible Equity Fund.(I)

(12) Form of Investment Manager Agreement between CCM Advisors, LLC and Patterson Capital Corporation with respect to AHA Limited Maturity Fixed Income Fund.(I)

(13) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Full Maturity Fixed Income Fund.(I)

(14) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Balanced Fund.(I)

(15) Form of Investment Manager Agreement between CCM Advisors, LLC and City National Asset Management, Inc. with respect to AHA Limited Maturity Fixed Income Fund.(I)

(7)	Form of Distribution Agreement.(B)
(8)	Not Applicable.
(9)	Form of Custody Agreement.(B)

(1) Form of Supplement to Custody Agreement.(C)

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(2) Form of Amendment to Custody Agreement.(H)

(3) Form of Amendment and Assignment of Custody Agreement . (J)
(10)	Distribution Plans.

(1) Form of Rule 12b-1 Plan.(I).

(2) Form of Share Marketing Agreement.(B)

(3) Amended and Restated Multiple Class Plan.(I)

(11)	Legal Counsel’s Opinion and Consent . (J)
(12)	Tax Opinion and Consent of Counsel – filed herewith as Exhibit A.
(13)	Other Material Contracts:

(1) Form of Administrative Services Agreement.(B)

(i) Schedule to Administrative Services Agreement.(D)

(ii) Form of Supplement to Administrative Services Agreement.(C)

(iii) Form of Amendment to Administrative Services Agreement.(H)

(2) Form of Transfer Agent Agreement.(B)

(i) Schedule to Transfer Agent Agreement.(I)

(ii) Form of Supplement to Transfer Agent Agreement. (C)

(iii) Form of Amendment to Transfer Agency Agreement. (G)

(iv) Form of Amendment to Transfer Agency Agreement. (H)

(iv) Form of Sub-Transfer Agent Agreement.(I)

(3) Form of Shareholder Services Agreement.(E)

(4)	Securities Lending Agency Agreement . (J)
(14)	Other Opinions – Independent Auditors’ Consent.

(1) KPMG, LLP. (J)

(15)	Not Applicable.
(16)	Powers of Attorney . (J).
(17)	(1) Form of Proxy Card . (J)

(2) Prospectuses of the Large Cap Growth Equity Fund, Large Cap Value Equity Fund, RCB Small Cap Value Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund and High Yield Bond Fund series of the Trust dated January 31, 2007 filed on January 29, 2007 (Registration No. 333-16093). (J)

(3) Statement of Additional Information of the Trust dated January 31, 2007 filed on January 29, 2007 (Registration No. 333-16093). (J)

(4) Annual Report to Shareholders of the Trust for the period ended September 30, 2006 filed on December 4, 2006. (J)

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(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333–16093) on November 14, 1996 and incorporated herein by reference.
(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333–16093) on May 3, 1999 and incorporated herein by reference.
(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.
(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.
(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.
(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333–16093) on February 28, 2000 and incorporated herein by reference.
(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333–16093) on January 28, 2004 and incorporated herein by reference.
(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333–16093) on January 28, 2005 and incorporated herein by reference.
(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 26 (333–16093) on May 13, 2005 and incorporated herein by reference.
(J)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-14 (333–141216) on March 12, 2007 and incorporated herein by reference.

Item 17	Undertakings

(1)          The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)          The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Beverly Hills, and State of California on the 9th day of May, 2007.

CNI CHARTER FUNDS

By:	/s/ Vernon C. Kozlen

Vernon C. Kozlen

President, Chief Executive Officer

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Vernon C. Kozlen Vernon C. Kozlen	President & Chief Executive Officer	May 9, 2007
/s/ Eric Kleinschmidt Eric Kleinschmidt	Controller & Chief Operating Officer	May 9, 2007
/s/ Irwin G. Barnet* Irwin G. Barnet	Trustee	May 9, 2007
/s/ Victor Meschures* Victor Meschures	Trustee	May 9, 2007
_________________ William R. Sweet	Trustee
/s/ James R. Wolford* James R. Wolford	Trustee	May 9, 2007
/s/ Vernon C. Kozlen *By: Vernon C. Kozlen, Attorney-in-Fact pursuant to Powers of Attorney

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Exhibit A

[LETTERHEAD OF PAUL, HASTINGS, JANOFSKY & WALKER LLP]

(213) 683-6000

April 16, 2007

CNI Charter Funds

400 North Roxbury Drive

Beverly Hills, CA 90210

Re:	Reorganization of Technology Growth Fund and Large Cap Growth Equity Fund

Ladies and Gentlemen:

You have requested our opinion with respect to certain federal income tax matters in connection with the reorganization by and between Technology Growth Fund (the “Old Fund”), a series fund of CNI Charter Funds, a Delaware statutory trust (“CNI”), and Large Cap Growth Equity Fund (the “New Fund”), a series fund of CNI. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated March 7, 2007 (the “Reorganization Agreement”), by CNI for itself and on behalf of the Old Fund and by CNI for itself and on behalf of the New Fund, and adopts the applicable defined terms therein.

This letter and the opinion expressed herein are for delivery to CNI and may be relied upon only by CNI and its shareholders. This opinion also may be disclosed by CNI or any of its shareholders in connection with an audit or other administrative proceeding before the Internal Revenue Service (the “Service”) affecting CNI or any of its shareholders or in connection with any judicial proceeding relating to the federal, state or local tax liability of CNI or any of its shareholders. In addition, we hereby consent to the filing of this opinion as an exhibit to the registration statement of CNI on Form N-14 pursuant to the Securities Act of 1933, as amended, in connection with the registration of securities required to be issued by CNI by the Reorganization Agreement.

The opinions rendered herein are issued in accordance with United States Treasury Department Circular 230, revised as of June 20, 2005 (“Circular 230”). This opinion is intended to be a “covered opinion,” as defined in Circular 230.

A.	Assumptions and Representations

For purposes of this opinion we have assumed the truth and accuracy of the following facts:

CNI was duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is validly existing under the laws of Delaware.

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April 16, 2007

CNI is registered as an investment company classified as an open-end management company under the 1940 Act.

The New Fund is a series fund of CNI duly established under the laws of the State of Delaware and is validly existing under the laws of that State. The New Fund has an authorized capital of an unlimited number of shares and each outstanding share of the New Fund is fully transferable and has full voting rights.

The Old Fund is a series fund of CNI duly established under the laws of the State of Delaware and is validly existing under the laws of that State. It has an authorized capital of an unlimited number of shares and each outstanding share is fully transferable and has full voting rights.

For what has been represented as valid business purposes, the following transaction (the “Transaction”) will take place in accordance with the laws of the State of Delaware and pursuant to the Reorganization Agreement:

(a)           On the date of the closing (the “Closing Date”), the Old Fund will transfer substantially all of its assets to the New Fund. Solely in exchange therefor, the New Fund will assume all of the liabilities of the Old Fund and deliver to the Old Fund a number of voting shares of the New Fund equal to the net asset value of the shares of the Old Fund.

(b)          The Old Fund will then liquidate and distribute all of the shares received from the New Fund (the “New Shares”) to its shareholders in proportion to their respective interests in the Old Fund in exchange for their shares in the Old Fund.

(c)           The Old Fund will then wind up and dissolve as soon as practicable thereafter, and its legal existence as a series fund of CNI will be terminated.

In rendering the opinion set forth below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

(1)           the Reorganization Agreement and

(2)           such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinion referred to in this letter.

For purposes of rendering the opinion set forth below, we have in addition relied upon the following representations by the New Fund and the Old Fund, as applicable:

(A)          The fair market value of the New Shares received by each shareholder of the Old Fund will be approximately equal to the fair market value of the shares of the Old Fund surrendered in the exchange. The shareholders of the Old Fund will receive no consideration other than New Shares in exchange for shares in the Old Fund.

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April 16, 2007

(B)          There is no plan or intention by the New Fund or any person related to the New Fund, as defined in section 1.368-1(e)(3) of the Treasury Regulations, to acquire or redeem any of the shares of the New Fund issued in the Transaction either directly or through any transaction, agreement, or arrangement with any other person; provided, however, that certain redemptions will occur in the ordinary course of the New Fund’s business as an open-end investment company, as required by section 22(e) of the 1940 Act. For this purpose, section 1.368-1(e)(3) of the Treasury Regulations generally provides that two corporations are related if they are members of the same affiliated group (i.e., one or more chains of corporations connected through stock ownership with a common parent corporation where: (i) stock with at least 80% of the total voting power and value of each corporation in the chain is owned directly by one or more of the other corporations in the chain; and (ii) the common parent owns directly stock with at least 80% of the voting power and value of at least one of the corporations in the chain for consolidated return purposes (“Affiliated Group Relationship”) or if one corporation owns stock possessing at least 50% or more of the voting power or value of the other corporation (“Parent-Subsidiary Relationship”)).

(C)          During the five-year period ending on the Closing Date, neither the Old Fund nor any person related to the Old Fund by having a Parent-Subsidiary Relationship will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of the Old Fund with consideration other than shares of the New Fund or the Old Fund or (ii) redeemed or made distributions with respect to the Old Fund shares; provided, however, that certain redemptions have occurred in the ordinary course of the Old Fund’s business as an open-end investment company as required by section 22(e) of the 1940 Act and were made in the ordinary course of the Old Fund’s business as a qualified regulated investment company.

(D)         Prior to the Transaction, neither the New Fund nor any person related to the New Fund (i.e., having either an Affiliated Group Relationship or a Parent-Subsidiary Relationship with the New Fund) will have owned shares of the Old Fund.

(E)          The aggregate value of the acquisitions, redemptions, and distributions discussed in paragraphs (B) and (C) above will not exceed 50% of the value (without giving effect to the acquisitions, redemptions, and distributions made in the ordinary course of the New Fund’s business as an open-end investment company as required by the 1940 Act) of the proprietary interest in the Old Fund on the effective date of the Transaction.

(F)          The New Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Old Fund immediately prior to the Transaction. For purposes of this representation, amounts, if any, used by the Old Fund to pay its reorganization expenses, amounts paid by the Old Fund to shareholders who receive cash or other property (including any payments to dissenters), and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Old Fund’s business as an investment

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April 16, 2007

company) made by the Old Fund immediately preceding the transfer have been included as assets of the Old Fund held immediately prior to the Transaction.

(G)         On the Closing Date and at all times prior to the Closing Date, the New Fund did not have and has not had any plan or intention to sell or otherwise dispose of any of the assets of the Old Fund acquired in the Transaction, except for dispositions (i) made in the ordinary course of its business as a series of a qualified regulated investment company and (ii) the proceeds of which were used in accordance with the New Fund’s investment objectives.

(H)         The New Fund has no plan or intention to reacquire any of its shares issued in the Transaction, except for acquisitions made in the ordinary course of its business as a series of an investment company pursuant to the provisions of section 22(e) of the 1940 Act.

(I)           In pursuance of the Reorganization Agreement, the Old Fund will distribute as soon as practicable the shares of the New Fund they receive in the Transaction.

(J)           The stated liabilities of the Old Fund assumed by the New Fund plus the liabilities to which the assets are subject were incurred by the Old Fund in the ordinary course of its business and are associated with the assets transferred.

(K)         The fair market value of the assets of the Old Fund transferred to the New Fund will equal or exceed the sum of the liabilities assumed by the New Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

(L)          The total adjusted bases of the assets of the Old Fund transferred to the New Fund will equal or exceed the sum of the stated liabilities to be assumed by the New Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

(M)         Following the Transaction, the New Fund will continue the historic business of the Old Fund or use a significant portion of the Old Fund’s historic business assets in a business.

(N)         There is no intercorporate indebtedness existing between the Old Fund and the New Fund that was issued, acquired, or will be settled at a discount.

(O)         The Old Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure or similar proceeding in a federal or state court.

(P)          The investment adviser to the Old Fund will pay or assume only those expenses of the New Fund, the Old Fund and the shareholders of the Old Fund that are solely and directly related to the transaction in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187 (such as legal and accounting expenses, appraisal fees, administrative costs, security underwriting and registration fees and expenses, and transfer

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agents’ fees and expenses). Otherwise, the New Fund, the Old Fund and the shareholders of the Old Fund will pay their respective expenses, if any, incurred in connection with the Transaction.

(Q)         The Old Fund and the New Fund each meet the requirements of a regulated investment company set forth in Code Section 368(a)(2)(F).

(R)          The Old Fund and the New Fund have each elected to be taxed as a “regulated investment company” (“RIC”) under Code Section 851 and, for all of the taxable periods (including the last short taxable period ending on the date of the Transaction for the Old Fund), have qualified for the special tax treatment afforded regulated investment companies under the Code.

(S)           No cash is being transferred to the shareholders of the Old Fund in lieu of fractional shares of the New Fund.

(T)          Following the Transaction, the Old Fund, the New Fund, and, to the best knowledge of the management of the Old Fund, the shareholders of the Old Fund, will comply with the information reporting, record retention and return filing requirements set forth in section 1.368-3 of the Treasury Regulations.

(U)          There are no dissenters’ rights in the Transaction.

(V)          Neither the Old Fund nor one or more of its shareholders, or any combination thereof, will control (within the meaning of Code Section 368(a)(2)(H), which provides that control means ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares) the New Fund immediately after the transfer.

(W)         To the best knowledge of the management of the Old Fund, there is no plan or intention by the shareholders of the Old Fund who own five percent (5%) or more of the Old Fund shares to sell, exchange, or otherwise dispose of a number of shares of the New Fund received in the Transaction that would reduce the Old Fund shareholders’ ownership of the New Fund shares to a number of shares having a value, as of the date of the Transaction, of less than 50% of the value of all the formerly outstanding shares of the Old Fund as of the same date. For purposes of this representation, shares of the Old Fund exchanged for cash or other property will be treated as outstanding shares of the Old Fund on the date of the Transaction. Additionally, shares of the Old Fund and shares of the New Fund held by the Old Fund’s shareholders and otherwise sold, redeemed or disposed of prior to or subsequent to the Transaction will be treated as outstanding shares of the Old Fund on the date of the Transaction.

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B.	Characterization as a Reorganization

Code Section 354(a) provides that stockholders of a corporation that is a party to a “reorganization” will not recognize gain or loss on the exchange, in pursuance of the plan of reorganization, of their shares for shares in another corporation that is also a party to the reorganization. Pursuant to Code Section 358(a)(1), the basis of the shares of the acquiring corporation to the shareholders of the target will be the same as the basis of such shareholders in their shares of target’s stock, decreased by any money or boot received in the exchange, and increased by any gain recognized on the exchange. Pursuant to Code Section 1223(1), a shareholder’s holding period in target stock surrendered is tacked to the holding period of such shareholder in the stock of an acquiring corporation.

Code Section 361(a) provides that a corporation that is a party to a reorganization will not recognize gain or loss if it exchanges property for stock in another corporation that is also a party to the reorganization. Pursuant to Code Section 362(b), the basis of property acquired by a corporation in a reorganization, shall be the same as it would be in the hands of the transferor, increased by any gain recognized. Pursuant to Code Section 1223(2), if a taxpayer receives carryover basis with respect to acquired property, such taxpayer shall also inherit the holding period of the transferor. Code Section 381 generally provides that in reorganizations where Code Section 361 applies, the acquiring corporation will succeed to certain tax attributes of the transferor.

A “reorganization” for this purpose is defined in Code Section 368(a). In particular, Code Section 368(a)(1)(C), the so-called “C reorganization,” includes in the definition of a reorganization an “acquisition by one corporation, in exchange solely for all or a part of its voting stock... of substantially all of the properties of another corporation, but in determining whether the exchange is solely for stock the assumption by the acquiring corporation of a liability of the other shall be disregarded.” As a result of the Transaction, the New Fund will acquire substantially all of the assets of the Old Fund in exchange for shares of the New Fund and will assume the liabilities of the Old Fund.

Code Section 368(a)(2)(F) provides that a transaction involving an investment company will not be considered a reorganization unless the investment company is a RIC, a real estate investment trust, or certain other investment corporations. Both the Old Fund and the New Fund have elected to be taxed as a RIC.

Code Section 368(a)(2)(G) requires that the acquired corporation in a C reorganization must distribute the stock, securities and other property it receives in pursuance of the plan of reorganization. The Old Fund will be distributing to its shareholders all the shares of the New Fund received in the Transaction, after which the Old Fund will liquidate.

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April 16, 2007

Treasury Regulations Section 1.368-1(b) provides that, in general, continuity of business enterprise and continuity of interest are required for a reorganization. The New Fund intends to continue the business of the Old Fund as a regulated investment company, and there is no intention that the shareholders of the Old Fund will dispose of their interests other than in the ordinary course of business of the New Fund as an open-end investment company.

As a further qualification for all forms of reorganization, Treasury Regulations Section 1.368-1(c) provides generally that a scheme, device or plan that has no business or corporate purpose is not a plan of reorganization and thus will not qualify as a reorganization for purposes of Code Sections 354 and 361. The purpose and effect of the Transaction is to take advantage of various economies of scale and allow the funds to operate more efficiently. Management thus anticipates that the Transaction will provide long-term benefits to the shareholders of the Old Fund.

Based on the above, it is our opinion that the Transaction will constitute a “reorganization” within the meaning of Code Section 368(a)(1)(C) and thus the federal tax consequences of a reorganization described above should flow to the New Fund and to the shareholders of the Old Fund.

C.	Overall Conclusion

Our opinion set forth in this letter is based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the Transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that the Old Fund distribute the shares of the New Fund received in the Transaction as soon as practicable, we are of the opinion that:

(a)           The transfer of substantially all of the Old Fund’s assets to the New Fund in exchange for the New Shares and the assumption of the Old Fund’s stated liabilities, and the distribution of the New Shares to the Old Fund shareholders in liquidation of the Old Fund, will constitute a “reorganization” (the “Reorganization”) within the meaning of Code Section 368(a), and the New Fund and the Old Fund each are a “party to a reorganization” within the meaning of Code Section 368(b);

(b)          No gain or loss will be recognized by the New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares and the assumption of the stated liabilities of the Old Fund, if any;

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April 16, 2007

(c)           No gain or loss will be recognized by the Old Fund upon the transfer of its assets to, and the assumption of its stated liabilities by, the New Fund in exchange for the New Shares and the assumption by the New Fund of the Old Fund’s stated liabilities;

(d)          No gain or loss will be recognized by any shareholder of the Old Fund upon the exchange of its Old Fund shares for the New Shares;

(e)           The tax basis of each of the assets of the Old Fund transferred to the New Fund will be the same as the tax basis of each such asset to the Old Fund immediately prior to the Reorganization;

(f)           The adjusted tax basis of the New Shares received by each Old Fund shareholder pursuant to the Reorganization will be the same as the adjusted tax basis of the Old Fund shares held by that shareholder immediately prior to the Reorganization;

(g)           The holding period of the each of the assets of the Old Fund acquired by the New Fund will include the period during which such asset was held by the Old Fund; and

(h)          The holding period of the New Shares to be received by each Old Fund shareholder will include the period during which the Old Fund shares exchanged therefor were held by such shareholder, provided that such Old Fund shares were held as capital assets on the date of the Reorganization.

The opinion set forth above represents our conclusions as to the application of federal income tax law existing as of the date of this letter to the Transaction described above, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming that would require modifications or revocations of our opinion expressed herein. Moreover, there can be no assurance that positions contrary to our opinion will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinion. Further, the opinion set forth above represents our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinion referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we

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have not undertaken an independent investigation of the facts referred to in this letter.

We express no opinion as to any federal income tax issue or other matter except those set forth above.

Very truly yours,

/s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP

PAUL, HASTINGS, JANOFSKY & WALKER LLP